Central and South West Corporation                                     EXHIBIT 2
File No:  70-9119                                                    Page 1 of 2
Report For Period:  October 1, 1999  to December 31, 1999


C) Description of investments and expenditures made by CSW and/or Services in the EV Business:

    (i) Identify all other corporations, parties or joint ventures involved, the percentage of Services' investment in joint arragements, and a description of the activities being conducted:

      INVESTMENTS
      a)For the reporting period ending:  December 31, 1999

              Parties Investing          Percentage of   Services'   Description of Activities being
                                         Investment     Investment             Conducted
        ------------------------------   -------------  ----------   --------------------------------

        NONE                                      0%       $    -                  N/A


      b)For the cumulative period ending:  December 31, 1999


              Parties Investing          Percentage of   Services'   Description of Activities being
                                         Investment     Investment             Conducted
        ------------------------------   -------------  ----------   --------------------------------
        NONE                                      0%       $   -                   N/A


      EXPENDITURES

      a)For the reporting period ending:  December 31, 1999


              Parties Investing          Percentage of   Services'   Description of Activities being
                                         Investment     Investment             Conducted
        ------------------------------   -------------  ----------   --------------------------------
        NONE                                     0%        $    -                 N/A



      b)For the cumulative period ending:  December 31, 1999


              Parties Investing          Percentage of   Services'   Description of Activities being
                                         Investment     Investment             Conducted
        ------------------------------   -------------  ----------   --------------------------------
        NONE                                     0%        $    -                  N/A

Central and South West Corporation                                     EXHIBIT 2
File No:  70-9119                                                    Page 2 of 2
Report For Period:  October 1, 1999  to December 31, 1999


   Item C (cont'd)


   (ii)Third party financing used to finance EV Business activities:

       a)  For the reporting period ending:  December 31, 1999

                                           Amount                 Purpose of
          Name of Third party             Financed                Financing
       ---------------------------     ----------------    ---------------------
           NONE                           $    -                      N/A


       b)  For the cumulative period ending:  December 31, 1999

                                           Amount                 Purpose of
          Name of Third party             Financed                Financing
       ---------------------------     ----------------    ---------------------
           NONE                           $    -                      N/A




   (iii) Financing obtained by CSW and/or Services in order to engage in EV Business activities:

         The EV Business is totally financed through a combination of internally generated funds and short-term debt by the parent company, Central and South West Corporation.